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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM 8-K/A
                       AMENDMENT No. 1 TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        September 30, 1999
                                                         ------------------



                        TSI INTERNATIONAL SOFTWARE LTD.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)

DELAWARE                             0-22667           06-1132156
--------                             -------           ----------
(State or Other Jurisdiction         (Commission       (I.R.S. Employer
       of Incorporation)             File Number)      Identification No.)

45 Danbury Road
Wilton, Connecticut                                    06897
-------------------                                    -----
(Address of Principal                                  (Zip Code)
  Executive Offices)

Registrant's telephone number, including are code:     (203) 761-7600
                                                       --------------

     The undersigned registrant hereby amends and restates Item 7 of its Current Report on Form 8-K, dated September 30, 1999 originally filed with the Securities and Exchange Commission (the "Commission") on October 15, 1999 so that as amended and restated said Item 7 shall read in its entirety as follows:

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)     Financial Statements of Business Acquired
               -----------------------------------------

               The following financial statements of Novera Software, Inc. ("Novera"), together with the report thereon by PricewaterhouseCoopers LLP, are included herein as Exhibit 99.2 to this report and are incorporated herein by reference:

                         Novera Software, Inc. Balance Sheets as of December 31, 1998 and 1997 and as of (unaudited) June 30, 1999.

                         Novera Software, Inc. Statements of Operations for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999 and 1998.
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                         Novera Software, Inc. Statements of Redeemable
                         Convertible Preferred Stock and Stockholders' Deficit for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999.

                         Novera Software, Inc. Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the (unaudited) six month periods ended June 30, 1999 and June 30, 1998.

                         Novera Software, Inc. Notes to Financial Statements.

       (b)     Pro Forma Financial Information
               -------------------------------

The following unaudited pro forma condensed consolidated statements of operations are included herein as Exhibit 99.3 to this report and are incorporated herein by reference:

               Unaudited Pro forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1998 and the nine-month period ended September 30, 1999.

The unaudited pro forma condensed consolidated financial information included herein as Exhibit 99.3 and incorporated herein by reference has been prepared by combining the historical consolidated information of TSI International Software Ltd. ("TSI") with (i) the historical information of Braid Group Limited ("Braid"), which was acquired by TSI on March 18, 1999 as previously reported in TSI's Current Report on Form 8-K filed with the Commission on April 4, 1999, as amended by TSI's Current Report on Form 8-K/A filed with the Commission on June 1, 1999 and (ii) the historical information of Novera.

The unaudited pro forma financial information is based on and should be read together with the historical financial statements of TSI as of and for the year ended December 31, 1998; the unaudited financial statements of TSI as of and for the nine month period ended September 30, 1999, the Form 8-K/A dated March 18, 1999 and filed with the Commission on June 1, 1999 in connection with the acquisition of Braid; the historical financial statements of Novera as of and for the year ended December 31, 1998 and the unaudited financial statements of Novera as of and for the six month period ended June 30, 1999 included herein as
Exhibit 99.2 to this report and incorporated herein by reference.

The unaudited pro forma condensed consolidated information included herein as
Exhibit 99.3 to this report and incorporated herein by reference is based on certain assumptions and includes the adjustments described herein and in the notes to the unaudited pro forma condensed consolidated financial information.

The unaudited condensed consolidated statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 included herein as Exhibit 99.3 to this report and incorporated herein by reference were prepared based on the assumption that the Novera and Braid acquisitions had taken place on January 1, 1998. For accounting purposes, the Novera acquisition will be treated as a purchase.

It should be understood that the unaudited pro forma condensed consolidated financial statements do not necessarily reflect the actual consolidated financial position or results of operations of the combined entities because, among other factors, actual expenses related to or following the acquisitions of Braid and Novera may be different than amounts assumed or estimated. The pro forma condensed consolidated financial information is provided for illustrative purposes only and may not necessarily be indicative of the financial results that would have occurred had the acquisitions been effective on the dates indicated, and should not be viewed as indicative of results of operations or financial position of future periods.

                                       2
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       (c)     Exhibits

     Exhibit No.                        Description
     -----------                        -----------

         2.1* Agreement and Plan of Reorganization dated as of September 30, 1999 by and among TSI International Software Ltd., Natchez Acquisition Corp. and Novera Software, Inc.

         2.2* Escrow Agreement dated as of September 30, 1999 by and among TSI International Software Ltd., Novera Software, Inc., the Indemnification Representative (as defined therein) and The Bank of New York, as escrow agent.

         23.1             Consent of PricewaterhouseCoopers LLP.

         99.1* Press Release of TSI International Software Ltd. dated September 30, 1999

         99.2 The following financial statements of Novera Software, Inc., together with the report thereon of PricewaterhouseCoopers LLP:

                          Novera Software, Inc. Balance Sheets as of December 31, 1998 and 1997, and as of (unaudited) June 30, 1999.

                          Novera Software, Inc. Statements of Operations for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999 and 1998.

                          Novera Software, Inc. Statements of Redeemable Convertible Preferred Stock and Stockholders' Deficit for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999.

                          Novera Software, Inc. Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the (unaudited) six month periods ended June 30, 1999 and 1998.

                          Novera Software, Inc. Notes to Financial Statements.

         99.3 The following unaudited pro forma condensed consolidated financial statements:

                          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1998 and the nine-month period ended September 30, 1999.

                          Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

* Previously filed with TSI's Current Report on Form 8-K dated September 30, 1999 and filed with the Commission on October 15, 1999.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TSI INTERNATIONAL SOFTWARE LTD.


                                    By: /s/ Ira A. Gerard
                                        --------------------------------------
                                        Ira A. Gerard
                                        Vice President, Finance and
                                        Administration
                                        Chief Financial Officer and Secretary

Dated: November _____, 1999

                                       4
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                                 EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

2.1* Agreement and Plan of Reorganization dated as of September 30, 1999 by and among TSI International Software Ltd., Natchez Acquisition Corp. and Novera Software, Inc.

2.2* Escrow Agreement dated as of September 30, 1999 by and among TSI International Software Ltd., Novera Software, Inc., the Indemnification Representative (as defined therein) and The Bank of New York, as escrow agent.

23.1    Consent of PricewaterhouseCoopers LLP.

99.1*   Press Release of TSI International Software Ltd. dated September 30,
        1999

99.2 The following financial statements of Novera Software, Inc., together with the report thereon of PricewaterhouseCoopers LLP:

        Novera Software, Inc. Balance Sheets as of December 31, 1998 and 1997, and as of (unaudited) June 30, 1999.

        Novera Software, Inc. Statements of Operations for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999 and 1998.

        Novera Software, Inc. Statements of Redeemable Convertible Preferred Stock and Stockholders' Deficit for the years ending December 1998 and 1997 and for the (unaudited) six months ended June 30, 1999.

        Novera Software, Inc. Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the (unaudited) six month periods ended June 30, 1999 and 1998.

        Novera Software, Inc. Notes to Financial Statements.

99.3 The following unaudited pro forma condensed consolidated financial statements:

        Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1998 and the nine-month period ended September 30, 1999.

        Notes to Unaudited Pro Forma Condensed Consolidated Financial
        Information.

* Previously filed with TSI's Current Report on Form 8-K dated September 30, 1999 and filed with the Commission on October 15, 1999.

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